Exhibit 10.14

Delaware
 The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF

DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT

COPY OF THE CERTIFICATE OF INCORPORATION OF AGREENSTEAM

ACQUISITION COMPANY INC.@, FILED IN THIS OFFICE ON THE FIRST DAY

OF FEBRUARY, A.D. 2007, AT 6:32 O=CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARD TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

		HARRIET SMITH WINDSOR
	[SEAL]	Harriet Smith Windsor, Secretary of State
4295026 8100		AUTHENTICATION:	5403738

070116184		DATE:	02-02-07

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:44 PM 02/01/2007
FILED 06:32 PM 02/01/2007
SRV 070116184 - 4295026 FILE

STATE of DELAWARE
CERTIFICATE of INCORPORATION
A STOCK CORPORATION

First: The name of this Corporation is GREENSTEAM ACQUISITION COMPANY INC.

Second: Its registered office in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware, Zip Code 19801. The registered agent in charge thereof is The Corporation Trust Company.

Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Fourth: The amount of the total stock of this corporation is authorized to issue is One Thousand (1,000) shares of common stock with a par value of $0.001 per share.

Fifth: The name and mailing address of the incorporator are as follows:

Name

Conrad C. Lysiak
Attorney at Law
 Mailing Address   601 West First Avenue
Suite 903
Spokane, Washington 99201

I, the Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly herunto set my hand this 1st day of February, A.D. 2007.

BY: CONRAD C. LYSIAK
Conrad C. Lysiak
(Incorporator)